Exhibit 10.3

Direct Dial: (702) 221-6606

Facsimile: (702) 221-6613

Richard J. Haskins, Esq.

Vice President and General Counsel

January 27, 2003

via facsimile (399-3048) and U.S. mail

Mr. R. Ian Ross

Sterling Realty

19 W. Brooks Avenue, Suite A

North Las Vegas, NV  89030

Re:          Notice to Exercise Option (Flamingo Associates Property)

Dear Ian:

                Reference is made to that First Amendment to Lease (With Option) dated April 1, 1999 (the “Agreement”), by and between Palace Station Hotel & Casino, Inc. (“Optionee”) and Flamingo Associates, Inc.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

                This letter serves as Optionee’s notice to exercise the Option.  Pursuant to Section II.A.1 of the Agreement, Optionee will promptly open Escrow at Nevada Title Company through which Closing will occur.  Optionee anticipates that the Closing will occur on March 31, 2003.

                Upon receipt of this letter, please contact me to coordinate Closing logistics.

Sincerely,

/S/ RICHARD J. HASKINS
Richard J. Haskins
Vice President and General Counsel

cc:           Jim Shadlaus (via facsimile:  382-9877)

                Troy Lochhead (via facsimile:  966-5848)